BABSON
GROWTH
FUND

Semiannual Report
December 31, 1996

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS

It was off to the races once again last year for the U.S. stock market. Babson Growth Fund gained 11.24% (price change and reinvested distributions) during the six months ended December 31, 1996, compared to a gain of 8.18% for the average growth equity mutual fund (758 total) as measured by Lipper Analytical Services, and a 11.68% total return for the unmanaged Standard & Poor's 500 index. Average annual compounded total returns for one, five and ten year periods were 21.80%, 13.88% and 12.34%, respectively. When added to the 31.4% increase in 1995, Babson Growth Fund is 60% above the level it finished at in 1994.

In December the Fund paid ordinary income dividends of $.04 per share and realized capital gains of $.58 per share. At calendar year-end the net asset value per share was $15.43. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Large, high quality growth stocks have driven the Fund's performance over the years, and they generated attractive returns in 1996 as well. Slowing economic growth and increased stock market volatility made the consistent earnings streams of established, rapidly growing companies more attractive to investors.

Not all parts of the stock market did as well as the big blue chip stocks in the S&P 500; small and medium sized stocks trailed their larger counterparts by a wide margin in 1996, with the Russell 2000 index increasing by "only" 16.54%. In fact, without the performance of the largest 50 companies in the S&P 500 index, the remaining 450 stocks were only up 9% in 1996.

There were several positive surprises in 1996 that aided the continued strong advance in the U.S. stock market. The first and most important surprise is that long-term interest rates did not rise as much as investors feared. The yield on the benchmark thirty-year Treasury bond did increase early in the year from just under 6% to more than 7% by July. But thanks to a disciplined Federal Reserve adamant about controlling inflationary pressures, long-term interest rates declined throughout the second half of the year to end up around 6.5%.

The second reason stocks continued to rise in 1996 was that growth in corporate earnings remained surprisingly strong, rising an estimated 17% after an 11% increase in 1995. At this point all the projections we have seen are for slower profit growth in 1997 than the very robust experience of the past several years. Consensus estimates are in the +6-8% range.

The third surprise was a technical one dealing with supply and demand in the stock market. Mutual fund managers were flooded with money (increasing demand for equity) at the same time many companies were aggressively buying back their stock instead of increasing their dividend payout (decreasing supply of equity). This combination of rising demand and a reduction of supply contributed to the rise in stock prices last year.

Our disciplined approach to growth stock investing remains the same: we focus on identifying high quality companies with leading market positions, proven management teams with a track record of consistently superior results, strong balance sheets with low relative debt levels and solid cash flows. We seek to invest in firms with the competitive advantages, management and financial strength to deliver sustained long-term growth.

In the six month period ended December 31, 1996, several new investments were made in companies with the aforementioned characteristics:

Cisco Systems - leading manufacturer of computer networking and switching equipment;

CVS Corp. - drug store retailer based in the northeastern U.S.;

Guidant Corp. - manufacturer of medical devices;

Kimberly-Clark - global producer of paper and tissue products;

Paychex - provider of payroll processing and other related services to small businesses;

Pharmacia & Upjohn - global diversified pharmaceutical company.

We appreciate your continued interest in Babson Growth Fund.

Sincerely


/s/
Larry D. Armel
President


HISTORICAL RECORD

Progress of the Fund since it was founded in 1960.

                                                                                            NET ASSETS
                                                                              NET ASSET     VALUE PER
                                                  *LONG-TERM    *SHORT TERM   VALUE PER     SHARE WITH
      FISCAL                  NET       *ORDINARY CAPITAL       CAPITAL       SHARE WITH    DIVIDENDS AND
      YEAR     TOTAL          ASSET     INCOME    GAINS         GAINS         CAPITAL GAINS CAPITAL GAINS
      ENDED    NET            VALUE     DIVIDENDS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
      JUNE 30  ASSETS         PER SHARE PER SHARE PER SHARE     PER SHARE     REINVESTED    REINVESTED
(Inception
April 30)

        1960   $    128,066   $  4.87   $  -0-    $  -0-        $  -0-        $  4.87       $  4.87
        1965      5,176,041      6.36     0.100     0.07           -0-           6.52          6.97
        1970     28,729,379      7.16     0.170     0.02           -0-           7.63          8.87
        1971     54,672,327      9.60     0.190      -0-           -0-          10.23         12.15
        1972     77,860,344     10.90     0.180      -0-           -0-          11.62         14.05
        1973    106,017,401     10.66     0.160     0.09           -0-          11.46         14.05
        1974    143,011,492      9.34     0.200      -0-           -0-          10.04         12.54
        1975    207,734,395     10.22     0.220      -0-           -0-          10.99         14.09
        1976    224,727,885     10.00     0.250      -0-           -0-          10.75         14.16
        1977    217,273,868      9.27     0.240      -0-           -0-           9.97         13.46
        1978    217,114,139      9.40     0.280      -0-           -0-          10.11         14.06
        1979    218,528,345     10.20     0.320      -0-           -0-          10.97         15.76
        1980    234,348,577     11.25     0.390      -0-           -0-          12.08         18.01
        1981    281,980,936     12.74     0.410      -0-           -0-          13.68         21.04
        1982    205,749,921      9.67     0.440     0.79           -0-          11.24         17.97
        1983    249,201,722     14.40     0.380     0.19          0.04          16.96         27.97
        1984    208,290,661     10.85     0.380     1.615          -0-          14.68         24.91
        1985    215,374,722     13.40     0.4025    1.6285        0.2225        18.14         31.36
        1986    253,780,848     13.62     0.3525    1.3725         -0-          22.89         42.37
        1987    288,727,782     16.25     0.305     1.29          0.005         28.45         53.43
        1988    237,465,629     11.66     0.2925    2.3425         -0-          26.09         50.10
        1989    266,125,877     11.87     0.3085    1.20          0.0965        29.38         58.38
        1990    259,076,870     11.18     0.2725    1.125         0.01          30.36         62.04
        1991    235,812,697     11.05     0.245     0.18           -0-          30.55         63.92
        1992    232,400,994     11.70     0.20      0.025         0.011         32.45         69.10
        1993    245,201,417     12.30     0.195     0.865          -0-          36.49         78.97
        1994    227,724,061     11.78     0.20      0.7931         -0-          37.28         81.97
        1995    247,282,420     13.43     0.18      0.5345         -0-          44.19         98.55
        1996    280,457,130     14.42     0.132     1.908          -0-          53.72        121.21
      **1996    311,149,340     15.43     0.04      0.58           -0-          59.41        134.84

        * Includes dividends and distributions applicable to the fiscal year which may have been paid soon after the fiscal year-end.
        ** Six months ended December 31, 1996.


STATEMENT OF NET ASSETS
December 31, 1996 (unaudited)


Shares          Company                                         Market Value

COMMON STOCKS - 98.05%
BASIC MATERIALS - 7.21%
         62,000  duPont (E.I.) deNemours & Co.          $       5,851,250
         48,000  Kimberly-Clark Corp.                           4,572,000
        155,000  Monsanto Co.                                   6,025,625
        130,000  Praxair Inc.                                   5,996,250
                                                               22,445,125
CAPITAL GOODS - 9.83%
         62,000  Boeing Co.                                     6,595,250
         80,000  General Electric Co.                           7,910,000
         45,000  Grainger (W.W.), Inc.                          3,611,250
         86,000  McDonnell Douglas Corp.                        5,504,000
        120,000  Oakwood Homes Corp.                            2,745,000
         64,000  United Technologies                            4,224,000
                                                               30,589,500
CONSUMER CYCLICAL - 9.47%
        110,000  Circuit City Stores, Inc.                      3,313,750
         70,000  CVS Corp.                                      2,896,250
        150,000  King World Productions, Inc.                   5,531,250
        175,000  Mattel, Inc.                                   4,856,250
         75,000  Reebok International Ltd.                      3,150,000
        200,000  Viking Office Products, Inc.                   5,337,500
         62,959  Walt Disney Co.                                4,383,520
                                                               29,468,520
CONSUMER STAPLES - 14.72%
        200,000  Anheuser-Busch Cos., Inc.                      8,000,000
         65,000  CPC International, Inc.                        5,037,500
         80,000  Gillette Co.                                   6,220,000
        212,000  IBP, Inc.                                      5,141,000
        200,000  PepsiCo, Inc.                                  5,850,000
         85,000  Philip Morris Cos., Inc.                       9,573,125
        100,000  Vons Companies, Inc.                           5,987,500
                                                               45,809,125

ENERGY - 3.34%
         50,000  Mobil Corp.                                    6,112,500
         25,000  Royal Dutch Petroleum Co.                      4,268,750
                                                               10,381,250
FINANCIAL - 11.00%
         59,500  ADVANTA Corp. Cl. A                            2,543,625
         55,000  American International
                        Group, Inc.                             5,953,750
         62,000  Federal Home Loan
                        Mortgage Corp.                          6,827,750
         45,000  General Re Corp.                               7,098,750
         70,000  Mellon Bank Corp.                              4,970,000
         70,000  NationsBank Corp.                              6,842,500
                                                               34,236,375
HEALTH CARE - 17.65%
         70,000  Abbott Laboratories                            3,552,500
        145,000  American Home Products Corp.                   8,500,625
         60,000  Bristol-Myers Squibb Co.                       6,525,000
        105,000  Cardinal Health, Inc.                          6,116,250
         43,000  DENTSPLY International, Inc.                   2,042,500
        170,000  Johnson & Johnson                              8,457,500
         67,000  Pfizer, Inc.                                   5,552,625
        116,500  Pharmacia & Upjohn, Inc.                       4,616,313
         92,000  Scherer (R.P.) Corp.                           4,623,000
        225,000  Tenet Healthcare Corp.                         4,921,875
                                                               54,908,188
MISCELLANEOUS - 3.43%
         30,000  Minnesota Mining &
			Manufacturing Co.			2,486,250
         50,000  Paychex, Inc.                                  2,571,875
        200,000  Service Corp. International                    5,600,000
                                                               10,658,125
TECHNOLOGY - 21.40%
        185,000  Automatic Data Processing, Inc.                7,931,875
         82,000  Cisco Systems, Inc.                            5,217,250
         81,000  Computer Sciences Corp.                        6,652,125
        208,342  First Data Corp.                               7,604,483
         95,000  Guidant Corp.                                  5,415,000
         96,000  Hewlett-Packard Co.                            4,824,000
         70,000  Intel Corp.                                    9,165,625
        100,000  KLA Instruments Corp.                          3,550,000
        182,000  Seagate Technology                             7,189,000
         85,000  Vodafone PLC ADR                               3,516,875
        160,000  Wallace Computer Services, Inc.                5,520,000
                                                               66,586,233
TOTAL COMMON STOCKS - 98.05%                                  305,082,441


REPURCHASE AGREEMENT - 1.84%
	$5,710,000	UMB Bank, n.a.
			5.875%, due January 2, 1997
			(Collateralized by U.S.
			Treasury Notes, 8.875%,
			due February 15, 1999)			5,710,000


TOTAL INVESTMENTS - 99.89%                              $     310,792,441

Other assets less liabilities -  0.11%                            356,899

TOTAL NET ASSETS - 100.00%
	(equivalent to $15.43 per share;
	100,000,000 shares of $1.00 par
	value capital shares authorized;
        20,167,743 shares outstanding)                  $     311,149,340

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996 (unaudited)

ASSETS:
  Investment securities, at market value
  (identified cost $176,044,546)                        $     310,792,441
  Dividends receivable                                            414,857
         Total assets                                         311,207,298

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                   57,958
         Total liabilities                                         57,958
NET ASSETS                                              $     311,149,340

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)           $     172,182,918
  Accumulated undistributed income:
    Undistributed net investment income                           131,203
    Accumulated net realized gain on
                investment transactions 			4,087,324
  Net unrealized appreciation in value
        of investments                                        134,747,895
NET ASSETS APPLICABLE TO OUTSTANDING SHARES             $     311,149,340

Capital shares, $1.00 par value
   Authorized                                                 100,000,000
   Outstanding                                                 20,167,743

NET ASSET VALUE PER SHARE                               $           15.43

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                           $       2,031,731
    Interest                                                       63,450
                                                                2,095,181
  Expenses:
    Management fees (Note 3)                                    1,205,234
    Registration fees and other expenses                           19,443
                                                                1,224,677
      Net investment income                                       870,504

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
        (excluding repurchase agreements):
    Proceeds from sales of investments                         32,884,811
    Cost of investments sold                                   23,477,955
      Net realized gain from investment transactions            9,406,856
  Unrealized appreciation on investments:
    Beginning of period                                       113,825,062
    End of period                                             134,747,895
      Increase in net unrealized appreciation
       on investments                                          20,922,833
      Net gain on investments                                  30,329,689
      Increase in net assets resulting from operations  $      31,200,193

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                 SIX MONTHS
                                                 ENDED              YEAR ENDED
                                                 DECEMBER 31, 1996  JUNE 30,
                                                 (UNAUDITED)        1996

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                           $     870,504 $    2,208,127
  Net realized gain from investment transactions 9,406,856 38,894,419 Increase in net unrealized appreciation on
   investments                                       20,922,833     14,218,102
    Net increase in net assets resulting from
     operations                                      31,200,193     55,320,648
Net equalization included in the price of shares
 issued and redeemed                                     35,001       (27,236)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                               (774,301)    (2,370,143)
  Net realized gain from investment transactions   (11,227,581)   (33,840,437)
    Total distributions to shareholders            (12,001,882)   (36,210,580)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,899,162 and
   1,633,664 shares sold                             28,667,826     23,910,743
  Net asset value of 711,677 and
   2,332,901 shares issued for
   reinvestment of distributions                     11,138,801     33,475,089
                                                     39,806,627     57,385,832
  Cost of 1,887,064 and 2,928,940 shares redeemed  (28,347,729)   (43,293,954)
    Net increase from capital share transactions     11,458,898     14,091,878
      Total increase in net assets                   30,692,210     33,174,710

NET ASSETS:
  Beginning of period                               280,457,130    247,282,420
  End of period (including undistributed net
   investment income of $131,203 and
   $0, respectively)                            $   311,149,340 $  280,457,130

* Distributions to shareholders:
    Income dividends per share                            $ .04        $  .132
    Capital gains distribution per share                  $ .58        $ 1.908

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the exdividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions during the period ended December 31, 1996 (excluding repurchase agreements), were as follows:

	Purchases  		$ 30,788,873
        Proceeds from sales       32,884,811

3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of
 .85 of one percent on net assets up to $250,000,000, and .70 of one percent on net assets exceeding that amount. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.


BOARD OF DIRECTORS

Larry D. Armel
Francis C. Rood
William H. Russell
H. David Rybolt

OFFICERS

Larry D. Armel
  President
P. Bradley Adams
  Vice President & Treasurer
Elizabeth L. Allwood
  Vice President
Michael A. Brummel
  Vice President
Martin A. Cramer
  Vice President & Secretary
James B. Gribbell
  Vice President - Portfolio
Constance E. Martin
  Vice President


INVESTMENT COUNSEL

David L. Babson & Co. Inc.
Cambridge, Massachusetts

AUDITORS

Arthur Andersen LLP
Kansas City, Missouri

LEGAL COUNSEL

Stradley, Ronon, Stevens & Young
Philadelphia, Pennsylvania

John G. Dyer
Kansas City, Missouri

CUSTODIAN

UMB Bank, n.a.
Kansas City, Missouri


This report has been prepared for the information of the Shareholders of David
L. Babson Growth Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund

*Closed to new investors

JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com